UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):
December 30, 2005

Delaware
(State or other jurisdiction of incorporation)

1-11605 (Commission File Number)	No. 95-4545390 I.R.S. Employer Identification No.
500 South Buena Vista Street
Burbank, California 91521
(818) 560-1000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
Item 8.01 Other Events.
     The Registrant announced today that beginning with the first quarter of fiscal year 2006 it will report the performance of its operating segments including equity in the income of investees to align with how management will report and measure segment performance for internal management purposes. Previously, equity in the income of investees was reported as a reconciling item between segment operating income and income before income taxes, minority interests and the cumulative effect of accounting changes.
     The following tables reconcile segment operating income for fiscal years 2005, 2004 and 2003 under the historical reporting method to segment operating income as it will be reported when equity in the income of investees is included in segment operating income starting in the first quarter of fiscal 2006. Table 1 – As Reported, plus Table 2 – Equity in the Income of Investees, equals Table 3 – As Adjusted.
Fiscal 2005

Table 1 – As Reported
(in millions)	Quarter Ended
	Jan. 1,	Apr. 2,	July 2,	Oct. 1,	Year Ended
	2005	2005	2005	2005	Oct. 1, 2005
Segment Operating Income:
Media Networks	$444	$700	$973	$632	$2,749
Parks and Resorts	249	183	437	309	1,178
Studio Entertainment	323	241	(44)	(313)	207
Consumer Products	226	106	56	132	520

Table 2 - Equity in the Income of Investees
(in millions)	Quarter Ended
	Jan. 1,	Apr. 2,	July 2,	Oct. 1,	Year Ended
	2005	2005	2005	2005	Oct. 1, 2005
Segment Operating Income:
Media Networks (1)	$121	$106	$119	$114	$460
Parks and Resorts	—	—	—	—	—
Studio Entertainment	—	—	—	—	—
Consumer Products	4	7	6	6	23

Table 3 – As Adjusted
(in millions)	Quarter Ended
	Jan. 1,	Apr. 2,	July 2,	Oct. 1,	Year Ended
	2005	2005	2005	2005	Oct. 1, 2005
Segment Operating Income:
Media Networks	$565	$806	$1,092	$746	$3,209
Parks and Resorts	249	183	437	309	1,178
Studio Entertainment	323	241	(44)	(313)	207
Consumer Products	230	113	62	138	543

Fiscal 2004

Table 1 - As Reported
(in millions)	Quarter Ended
	Dec. 31,	Mar. 31,	June 30,	Sept. 30,	Year Ended
	2003	2004	2004	2004	Sept. 30, 2004
Segment Operating Income:
Media Networks	$344	$704	$673	$448	$2,169
Parks and Resorts (2)	232	188	421	282	1,123
Studio Entertainment	458	153	28	23	662
Consumer Products	237	75	76	146	534

Table 2 - Equity in the Income of Investees
(in millions)	Quarter Ended
	Dec. 31,	Mar. 31,	June 30,	Sept. 30,	Year Ended
	2003	2004	2004	2004	Sept. 30, 2004
Segment Operating Income:
Media Networks (1)	$107	$109	$122	$67	$405
Parks and Resorts (2)	(12)	(34)	—	—	(46)
Studio Entertainment	—	—	—	—	—
Consumer Products	2	2	4	5	13

Table 3 - As Adjusted
(in millions)	Quarter Ended
	Dec. 31,	Mar. 31,	June 30,	Sept. 30,	Year Ended
	2003	2004	2004	2004	Sept. 30, 2004
Segment Operating Income:
Media Networks	$451	$813	$795	$515	$2,574
Parks and Resorts (2)	220	154	421	282	1,077
Studio Entertainment	458	153	28	23	662
Consumer Products	239	77	80	151	547

Fiscal 2003

Table 1 - As Reported
(in millions)	Quarter Ended
	Dec. 31,	Mar. 31,	June 30,	Sept. 30,	Year Ended
	2002	2003	2003	2003	Sept. 30, 2003
Segment Operating Income:
Media Networks	$(71)	$400	$586	$298	$1,213
Parks and Resorts (2)	225	155	352	225	957
Studio Entertainment	138	206	71	205	620
Consumer Products	190	53	39	102	384

Table 2 - Equity in the Income of Investees
(in millions)	Quarter Ended
	Dec. 31,	Mar. 31,	June 30,	Sept. 30,	Year Ended
	2002	2003	2003	2003	Sept. 30, 2003
Segment Operating Income:
Media Networks (1)	$97	$75	$92	$80	$344
Parks and Resorts (2)	(7)	(24)	11	9	(11)
Studio Entertainment	—	—	—	—	—
Consumer Products	—	—	3	2	5

Table 3 - As Adjusted
(in millions)	Quarter Ended
	Dec. 31,	Mar. 31,	June 30,	Sept. 30,	Year Ended
	2002	2003	2003	2003	Sept. 30, 2003
Segment Operating Income:
Media Networks	$26	$475	$678	$378	$1,557
Parks and Resorts (2)	218	131	363	234	946
Studio Entertainment	138	206	71	205	620
Consumer Products	190	53	42	104	389
(1)	Substantially all of these amounts relate to investments at Cable Networks. An immaterial amount relates to Broadcasting.

(2)	Includes equity in the income/(loss) of Euro Disney and Hong Kong Disneyland for the first two quarters of fiscal 2004 and the full year of fiscal 2003, prior to the consolidation of the results of operations of these businesses beginning with the third quarter of fiscal 2004 as a result of the implementation of FASB Interpretation No. 46R, Consolidation of Variable Interest Entities.

     The following presents the tables included in the Segment Information section of Note 1 to the consolidated financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended October 1, 2005 (2005 Annual Report) revised to reflect how they will be reported when equity in the income of investees is included in segment operating income. This presentation also corrects a transposition of two digits in the Supplemental Revenue Data section relating to fiscal year 2005 Media Networks advertising revenue, which was originally reported in this table in the Company’s 2005 Annual Report as $7,721. This transposition did not affect any other financial information included in the Company’s 2005 Annual Report.
SEGMENT INFORMATION
(in millions)

	2005	2004	2003
Revenues
Media Networks	$13,207	$11,778	$10,941
Parks and Resorts	9,023	7,750	6,412
Studio Entertainment
Third parties	7,499	8,637	7,312
Intersegment	88	76	52

	7,587	8,713	7,364

Consumer Products
Third parties	2,215	2,587	2,396
Intersegment	(88)	(76)	(52)

	2,127	2,511	2,344

Total consolidated revenues	$31,944	$30,752	$27,061

Segment operating income
Media Networks	$3,209	$2,574	$1,557
Parks and Resorts	1,178	1,077	946
Studio Entertainment	207	662	620
Consumer Products	543	547	389

Total segment operating income	$5,137	$4,860	$3,512

Reconciliation of segment operating income to income before income taxes, minority interests and the cumulative effect of accounting changes
Segment operating income	$5,137	$4,860	$3,512
Corporate and unallocated shared expenses	(536)	(428)	(447)
Amortization of intangible assets	(11)	(12)	(18)
Gain on sale of businesses and restructuring and impairment charges	(6)	(64)	—
Net interest expense	(597)	(617)	(793)

Income before income taxes, minority interests and the cumulative effect of accounting changes	$3,987	$3,739	$2,254

Capital expenditures
Media Networks	$228	$221	$203
Parks and Resorts
Domestic	726	719	577
International (1)	711	289	—
Studio Entertainment	37	39	49
Consumer Products	10	14	44
Corporate	111	145	176

Total consolidated capital expenditures	$1,823	$1,427	$1,049

	2005	2004	2003
Depreciation expense
Media Networks	$182	$172	$169
Parks and Resorts
Domestic	756	710	681
International (1)	207	95	—
Studio Entertainment	26	22	39
Consumer Products	25	44	63
Corporate	132	155	107

Total consolidated depreciation expense	$1,328	$1,198	$1,059

Identifiable assets
Media Networks (2)(3)	$26,926	$26,193
Parks and Resorts	15,807	15,221
Studio Entertainment	5,965	6,954
Consumer Products	877	1,037
Corporate (4)	3,583	4,497

Total consolidated assets	$53,158	$53,902

Supplemental revenue data
Media Networks
Advertising	$7,271	$6,611	$6,319
Affiliate Fees	5,098	4,408	3,682
Parks and Resorts
Merchandise, food and beverage	2,879	2,429	1,987
Admissions	2,771	2,547	1,887

Revenues
United States and Canada	$24,806	$24,012	$22,124
Europe	5,207	4,721	3,171
Asia Pacific	1,451	1,547	1,331
Latin America and Other	480	472	435

	$31,944	$30,752	$27,061

Segment operating income
United States and Canada	$3,963	$3,307	$2,432
Europe	738	868	595
Asia Pacific	386	582	525
Latin America and Other	50	103	(40)

	$5,137	$4,860	$3,512

Identifiable assets
United States and Canada	$45,809	$46,788
Europe	5,120	5,370
Asia Pacific	2,110	1,622
Latin America and Other	119	122

	$53,158	$53,902

(1)	Represents 100% of Euro Disney and Hong Kong Disneyland’s capital expenditures and depreciation expense for all periods beginning April 1, 2004. For fiscal 2005, Hong Kong Disneyland’s capital expenditures totaled $591 million compared to the prior year amount of $251 million, which included only six months of activity. Our equity partner contributed $147 million in fiscal 2005 and $66 million in the second half of fiscal 2004, which are included as sources of cash in financing activities.

(2)	Identifiable assets include amounts associated with equity method investments, including notes and other receivables of $1,039 and $951 in 2005 and 2004, respectively.

(3)	Includes goodwill and other intangible assets totaling $19,284 and $19,341 in 2005 and 2004, respectively.

(4)	Primarily deferred tax assets, investments, fixed and other assets.

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Walt Disney Company
By:	/s/ Thomas O. Staggs
Thomas O. Staggs
Senior Executive Vice President and Chief Financial Officer

Dated: December 30, 2005